Filed Pursuant to Rule 497(e)
File Nos. 33-36528 and 811-6161
ALLIANZ FUNDS
ALLIANZ FUNDS
Supplement Dated June 16, 2011
to the Statutory Prospectus for Class A, Class B, Class C and Class R Shares of Allianz Funds
Dated November 1, 2010 (as revised April 11, 2011)
and to the Statutory Prospectus for Institutional Class, Class P, Administrative Class and Class D
Shares of Allianz Funds Dated November 1, 2010 (as revised April 11, 2011)
Disclosure Relating to the Allianz RCM Global Resources Fund
IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
OF
ALLIANZ RCM GLOBAL RESOURCES FUND
Effective September 1, 2011, the Allianz RCM Global Resources Fund will change its name to the Allianz RCM Global Commodity Equity Fund, and the Fund’s policy to invest in the particular type of investments suggested by its name will be revised to state that the Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies principally engaged in the research, development, manufacturing, extraction, distribution or sale of materials, energy or goods related to the Agriculture, Energy, Materials or Commodity-Related Industrials sectors. In addition, the Fund’s secondary benchmark will change from the World Energy & Materials Composite, a blended benchmark derived from the World Energy and Materials components of the MSCI World Index, to the Custom Commodity Equity Benchmark, a blended benchmark derived from the above components and the DAX Global Agribusiness Index and MSCI AC World Industrials Index, equal-weighted.
In connection with these changes, the “Fund’s Focus” will change to equity securities of U.S. and non-U.S. commodity-related companies and the “Approximate Number of Holdings” will be 50-100. In addition, Mr. Alec Patterson will join Mr. Paul Strand as co-portfolio manager of the Fund, and the two will share primary responsibility for the day-to-day management of the Fund’s portfolio. Mr. Patterson is the Senior Consumer Staples Products Analyst at RCM Capital Management LLC (“RCM”) and is responsible for companies that produce consumer staples such as household products, tobacco, personal care, food and beverages, as well as agricultural processors. Prior to joining RCM in 1993, he worked for four years in the research department of Winrich Capital Management. All references to the “portfolio manager” of the Fund will be changed to “portfolio managers.
Effective September 1, 2011, the entire description of the Fund’s principal investments and strategies included in its Fund Summary will be amended and restated as follows:
The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies principally engaged in the research, development, manufacturing, extraction, distribution or sale of materials, energy or goods related to the Agriculture, Energy, Materials or Commodity-Related Industrials sectors. The Fund considers (i) the Agriculture sector to include products such as grain, vegetable oils, livestock and agricultural-type products such as coffee; (ii) the Energy sector to include products such as coal, natural gas, oil, alternative energy and electricity; (iii) the Materials sector to include products such as chemicals & fertilizers, constructions materials, industrial metal, precious metal, steel, minerals and paper products; and (iv) the Commodity-Related Industrials sector to include industrial firms that manufacture tools, equipment and goods used in the development and production of commodities or that maintain infrastructure used in their transportation.
Under normal conditions, the portfolio managers seek to allocate investments such that the Fund has exposure to a diverse range of commodities within each of the three primary commodity sectors of Agriculture, Energy and Materials.
The Fund expects to invest most of its assets in U.S. and non-U.S. common stocks. Under normal circumstances, the Fund will invest a minimum of 1/3 of its assets in non-U.S. securities and will invest in companies organized or headquartered in at least eight countries including the United States.
The Fund’s portfolio managers will evaluate the relative attractiveness of individual commodity cycles, including supply-demand fundamentals, pricing outlook and impact on U.S. and non-U.S. macroeconomic indicators like inflation. In addition, the portfolio managers may make use of internally and externally developed forecasts of economic growth, inflation and interest rates to help identify industry sectors, regions and individual countries (including emerging market countries) that the portfolio managers believe are likely to offer the best investment opportunities.
The portfolio managers seek to evaluate the degree to which companies’ earnings are linked to the price changes of the commodities to which those companies are exposed, as well as companies’ fundamental value and prospects for growth. The portfolio managers focus on those companies that they expect will appreciate in value as relevant commodity prices increase and have higher than average rates of growth and/or strong potential for capital appreciation independent of underlying commodity price inflation. During periods of low expected inflation for an individual commodity, the portfolio managers will give more weight to non-inflation criteria for companies linked to that commodity. The portfolio managers sell securities as the portfolio managers deem appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.
In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.
The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. The Fund may also invest up to 10% of its net assets in securities issued by other investment companies, included exchange-traded funds (“ETFs”). In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.
The description of the Principal Risks associated with an investment in the Fund will remain unchanged.